Exhibit 99.1

RADIANT LOGISTICS ANNOUNCES RESULTS FOR THE FIRST fiscal quarter ENDED September 30, 2020

Reports quarterly revenues of $175.9 million;

Financial impact of COVID-19 largely mitigated through cost saving and other strategic initiatives;

Non-asset based variable cost model, diverse service offerings, and low debt levels demonstrate Company flexibility to navigate impact of pandemic.

BELLEVUE, WA November 9, 2020 – Radiant Logistics, Inc. (NYSE American: RLGT), a third-party logistics and multimodal transportation services company, today reported financial results for the three months ended September 30, 2020.

Financial Highlights – Three Months Ended September 30, 2020

•	Revenues reported at $175.9 million for the first fiscal quarter ended September 30, 2020, compared to revenues of $200.5 million for the comparable prior year period.
•

Net revenues, a non-GAAP financial measure, reported at $46.0 million for the first fiscal quarter ended September 30, 2020, compared to net revenues of $55.5 million for the comparable prior year period.

•

Net income reported at $3.1 million, or $0.06 per basic and fully diluted share, compared to net income of $3.2 million, or $0.07 per basic and $0.06 per fully diluted share for the comparable prior year period.

•

Adjusted net income, a non-GAAP financial measure, reported at $6.5 million, or $0.13 per basic and fully diluted share for the first fiscal quarter ended September 30, 2020, compared to adjusted net income of $6.5 million, or $0.13 per basic and fully diluted share for the comparable prior year period. Adjusted net income is calculated by applying a normalized tax rate of 24.5% and excluding other items not considered part of regular operating activities.

•

Adjusted EBITDA, a non-GAAP financial measure, reported at $9.2 million for the first fiscal quarter ended September 30, 2020, compared to adjusted EBITDA of $9.7 million for the comparable prior year period.

CEO Bohn Crain comments on results

"We are very pleased to report another quarter of solid financial results as we continue to navigate the challenges presented by the COVID-19 pandemic,” said Bohn Crain, Founder and CEO of Radiant Logistics. “We reported revenues of $175.9 million and net revenues of $46.0 million for the quarter ended September 30, 2020, which were down on a comparable prior year basis largely as a result of the impacts of the COVID-19 pandemic. Fortunately, however, through a number of cost-saving and other strategic initiatives we were able to manage our operating costs to mitigate this negative financial impact and keep our bottom line largely intact. Also, over the same period, we generated $13.4 million in cash from operations finishing the quarter with net debt of only $10.4 million. The pandemic, as unfortunate as it is, has reinforced the benefits of our non-asset based variable cost model, diverse service offerings and low debt levels.”

Crain continued, “Although the overall demand for transportation services has been significantly impacted, we are seeing slow and steady improvement across many industry verticals that we serve along with a broad-based tightening of capacity heading into peak season. With the diversity of our customers and service offerings, the strength of our balance sheet, the scalability of our technology and our extensive carrier-partner network, we are certainly optimistic about the economy, its ultimate recovery and the opportunities that it will present for Radiant. In the months ahead, we will continue to closely monitor how we and the economy are progressing and look forward to re-engaging in acquisition opportunities and/or our stock buy-back activities as the opportunities present themselves.”

First Fiscal Quarter Ended September 30, 2020 – Financial Results

For the three months ended September 30, 2020, Radiant reported net income of $3.1 million on $175.9 million of revenues, or $0.06 per basic and fully diluted share. For the three months ended September 30, 2019, Radiant reported net income of $3.2 million on $200.5 million of revenues, or $0.07 per basic and $0.06 per fully diluted share.

For the three months ended September 30, 2020, Radiant reported adjusted net income of $6.5 million, or $0.13 per basic and fully diluted share. For the three months ended September 30, 2019, Radiant reported adjusted net income of $6.5 million, or $0.13 per basic and fully diluted share.

For the three months ended September 30, 2020, Radiant reported Adjusted EBITDA at $9.2 million, compared to $9.7 million for the comparable prior year period.

Earnings Call and Webcast Access Information

Radiant Logistics, Inc. will host a conference call on Monday, November 9, 2020 at 4:30 PM Eastern to discuss the contents of this release. The conference call is open to all interested parties, including individual investors and press. Bohn Crain, Founder and CEO will host the call.

Conference Call Details

DATE/TIME:	Monday, November 9, 2020 at 4:30 PM Eastern
DIAL-IN	US (844) 407-9500; Intl. (862) 298-0850
REPLAY	November 10, 2020 at 9:30 AM Eastern to November 23, 2020 at 4:30 PM Eastern, US (877) 481-4010;
Intl. (919) 882-2331 (Replay ID number: 38513)

Webcast Details

This call is also being webcast and may be accessed via Radiant’s web site at www.radiantdelivers.com or at https://www.webcaster4.com/Webcast/Page/2191/38513.

About Radiant Logistics (NYSE American: RLGT)

Radiant Logistics, Inc. (www.radiantdelivers.com) is a third-party logistics and multimodal transportation services company delivering advanced supply chain solutions through a network of company-owned and strategic operating partner locations across North America. Through its comprehensive service offering, Radiant provides domestic and international freight forwarding services, truck and rail brokerage services and other value-added supply chain management services, including customs brokerage, order fulfillment, inventory management and warehousing to a diversified account base including manufacturers, distributors and retailers using a network of independent carriers and international agents positioned strategically around the world.

This announcement contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this announcement. These include, but are not limited to, our beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, along with express or implied assumptions about, among other things: our continued relationships with our strategic operating partners; the performance of our historic business, as well as the businesses we have recently acquired, at levels consistent with recent trends and reflective of the synergies we believe will be available to us as a result of such acquisitions; our ability to successfully integrate our recently acquired businesses; our ability to locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; transportation costs remaining in-line with recent levels and expected trends; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger strategic operating partners; our compliance with financial and other covenants under our indebtedness; the absence of any adverse laws or governmental regulations affecting the transportation industry in general, and our operations in particular; the impact of COVID-19 on our operations and financial results; and such other factors that may be identified from time to time in our Securities and Exchange Commission (“SEC”) filings and other public announcements, including those set forth under the caption “Risk Factors” in our Form 10-K for the year ended June 30, 2020. In addition, the global economic climate and additional or unforeseen effects from the COVID-19 pandemic amplify many of these risks. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

Investor Contact: Radiant Logistics, Inc. Todd Macomber (425) 943-4541 tmacomber@radiantdelivers.com	Media Contact: Radiant Logistics, Inc. Jennifer Deenihan (425) 462-1094 jdeenihan@radiantdelivers.com

RADIANT LOGISTICS, INC.

Condensed Consolidated Balance Sheets

	September 30,
(In thousands)	2020	2020
ASSETS
Current assets:
Cash and cash equivalents	$23,881	$34,841
Accounts receivable, net of allowance of $1,925 and $1,990, respectively	76,602	71,838
Contract assets	17,684	16,312
Income tax receivable	974	780
Prepaid expenses and other current assets	15,322	16,817
Total current assets	134,463	140,588

Property, technology, and equipment, net	19,251	18,712

Goodwill	71,071	72,199
Intangible assets, net	47,834	51,192
Operating lease right-of-use assets	11,601	12,580
Deposits and other assets	4,642	4,769
Total other long-term assets	135,148	140,740
Total assets	$288,862	$300,040

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$72,277	$65,003
Operating partner commissions payable	10,781	9,131
Accrued expenses	7,944	6,538
Current portion of notes payable	3,937	3,800
Current portion of operating lease liability	5,645	6,121
Current portion of finance lease liability	698	688
Current portion of contingent consideration	2,127	2,127
Other current liabilities	382	308
Total current liabilities	103,791	93,716

Notes payable, net of current portion	27,330	48,091
Operating lease liability, net of current portion	6,593	7,192
Finance lease liability, net of current portion	2,307	2,476
Contingent consideration, net of current portion	2,813	2,813
Deferred income taxes	7,399	7,484
Other long-term liabilities	95	93
Total long-term liabilities	46,537	68,149
Total liabilities	150,328	161,865

Stockholders' equity:
Common stock, $0.001 par value, 100,000,000 shares authorized; 50,307,481 and 50,188,486 shares issued, and 49,674,634 and 49,555,639 shares outstanding, respectively	32	32
Additional paid-in capital	102,060	102,214
Treasury stock, at cost, 632,847 shares	(2,749)	(2,749)
Retained earnings	40,512	37,424
Accumulated other comprehensive income (loss)	(1,551)	445
Total Radiant Logistics, Inc. stockholders’ equity	138,304	137,366
Non-controlling interest	230	809
Total equity	138,534	138,175
Total liabilities and equity	$288,862	$300,040

RADIANT LOGISTICS, INC.

Condensed Consolidated Statements of Comprehensive Income

	Three Months Ended September 30,
(In thousands, except share and per share data)	2020	2019
Revenues	$175,877	$200,543

Operating expenses:
Cost of transportation and other services	129,911	145,010
Operating partner commissions	18,589	24,178
Personnel costs	12,777	14,847
Selling, general and administrative expenses	5,654	7,664
Depreciation and amortization	4,159	4,036
Transition, lease termination, and other costs	—	(9)
Change in fair value of contingent consideration	—	15
Total operating expenses	171,090	195,741

Income from operations	4,787	4,802

Other income (expense):
Interest income	9	15
Interest expense	(580)	(707)
Foreign currency transaction gain (loss)	21	(23)
Change in fair value of interest rate swap contracts	(21)	—
Other	91	31
Total other expense	(480)	(684)

Income before income taxes	4,307	4,118

Income tax expense	(1,078)	(787)

Net income	3,229	3,331
Less: net income attributable to non-controlling interest	(141)	(96)

Net income attributable to Radiant Logistics, Inc.	$3,088	$3,235

Other comprehensive income (loss):
Foreign currency translation gain (loss)	(1,996)	114
Comprehensive income	$1,233	$3,445

Income per share:
Basic	$0.06	$0.07
Diluted	$0.06	$0.06

Weighted average common shares outstanding:
Basic	49,578,590	49,662,540
Diluted	50,925,387	51,428,013

Reconciliation of Non-GAAP Measures

RADIANT LOGISTICS, INC.

Reconciliation of Total Revenues to Net Revenues, Net Income
to Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin

(unaudited)

As used in this report, Net Revenues, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are not measures of financial performance or liquidity under United States Generally Accepted Accounting Principles (“GAAP”). Net Revenues, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are presented herein because they are important metrics used by management to evaluate and understand the performance of the ongoing operations of Radiant’s business. For Adjusted Net Income, management uses a 24.5% tax rate to calculate the provision for income taxes to normalize Radiant’s tax rate to that of its competitors and to compare Radiant’s reporting periods with different effective tax rates. In addition, in arriving at Adjusted Net Income, the Company adjusts for certain non-cash charges and significant items that are not part of regular operating activities. These adjustments include income taxes, depreciation and amortization, change in fair value of contingent consideration, transition costs, lease termination costs, acquisition related costs, litigation costs, amortization of debt issuance costs, and issuance costs for preferred stock redemption.

We commonly refer to the term “net revenues” when commenting about our Company and the results of operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations and expenses attributed to the Company’s services. We believe net revenues are a better measurement than are total revenues when analyzing and discussing the effectiveness of our business and is used as a portion of a key metric the Company uses to discuss its progress.

EBITDA is a non-GAAP measure of income and does not include the effects of preferred stock dividends, redemption of preferred stock, interest and taxes, and excludes the “non-cash” effects of depreciation and amortization on long-term assets. Companies have some discretion as to which elements of depreciation and amortization are excluded in the EBITDA calculation. We exclude all depreciation charges related to technology and equipment, and all amortization charges (including amortization of leasehold improvements). We then further adjust EBITDA to exclude changes in fair value of contingent consideration, expenses specifically attributable to acquisitions, transition and lease termination costs, foreign currency transaction gains and losses, extraordinary items, share-based compensation expense, litigation expenses unrelated to our core operations, MM&D start-up costs and other non-cash charges. While management considers EBITDA, and adjusted EBITDA useful in analyzing our results, it is not intended to replace any presentation included in our consolidated financial statements.

We believe that these non-GAAP financial measures, as presented, represent a useful method of assessing the performance of our operating activities, as they reflect our earnings trends without the impact of certain non-cash charges and other non-recurring charges. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations to allow a comparison to other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results. However, these non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Net Revenues, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin should not be considered in isolation or as a substitute for any of the consolidated statements of operations prepared in accordance with GAAP, or as an indication of Radiant’s operating performance or liquidity.

(In thousands)	Three Months Ended September 30,
Net Revenues (Non-GAAP measure)	2020	2019
Total revenues	$175,877	$200,543
Cost of transportation and other services	129,911	145,010

Net revenues	$45,966	$55,533
Net margin	26.1%	27.7%

(In thousands)	Three Months Ended September 30,
Reconciliation of GAAP net income to adjusted EBITDA	2020	2019
Net income attributable to Radiant Logistics, Inc.	$3,088	$3,235
Income tax expense	1,078	787
Depreciation and amortization	4,159	4,036
Net interest expense	571	692

EBITDA	8,896	8,750

Share-based compensation	144	430
Change in fair value of contingent consideration	—	15
Acquisition related costs	34	285
Litigation costs	152	184
Transition, lease termination, and other costs	—	(9)
Change in fair value of interest rate swap contracts	21	—
Foreign currency transaction loss (gain)	(21)	23

Adjusted EBITDA	$9,226	$9,678
Adjusted EBITDA margin (Adjusted EBITDA as a % of Net Revenues)	20.1%	17.4%

(In thousands, except share and per share data)	Three Months Ended September 30,
Reconciliation of GAAP net income to adjusted net income	2020	2019
GAAP net income attributable to Radiant Logistics, Inc.	$3,088	$3,235
Adjustments to net income:
Income tax expense	1,078	787
Depreciation and amortization	4,159	4,036
Change in fair value of contingent consideration	—	15
Acquisition related costs	34	285
Litigation costs	152	184
Transition, lease termination, and other costs	—	(9)
Change in fair value of interest rate swap contracts	21	—
Amortization of debt issuance costs	104	55

Adjusted net income before income taxes	8,636	8,588

Provision for income taxes at 24.5%	(2,116)	(2,104)

Adjusted net income	$6,520	$6,484

Adjusted net income per common share:
Basic and Diluted	$0.13	$0.13

Weighted average common shares outstanding:
Basic	49,578,590	49,662,540
Diluted	50,925,387	51,428,013